Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

)
In re:	)	Jointly Administered
	)	Case No. 03-12339 (PJW)
PILLOWTEX CORPORATION, et al.,[1]	)
	)	Chapter 11
Debtors.	)
	)	Hearing Date: February 6, 2006 at 1:30 p.m.
	)	Objection Deadline: January 30, 2006 at 4:00 p.m.
)

MOTION FOR ORDER AUTHORIZING PILLOWTEX TO MAKE

OFFER OF SETTLEMENT TO SECURITIES AND EXCHANGE COMMISSION

Pillowtex Corporation (“Pillowtex”) hereby moves this Court for entry of an order authorizing Pillowtex to make an offer of settlement to the Securities and Exchange Commission (“SEC”) whereby Pillowtex would consent to the entry of an order revoking the registration of all classes of its securities pursuant to Section 12 of the Securities Exchange Act of 1934 (the “Exchange Act”). Entry of this Order would terminate Pillowtex’s reporting obligations under applicable federal securities laws and would also effectively terminate open market trading in its registered securities. In support hereof, Pillowtex respectfully represents as follows:

[1]	In addition to Pillowtex Corporation, the other debtors are Beacon Manufacturing Company, Encee, Inc., FC Online, Inc., FCC Canada, Inc., FCI Corporate LLC, FCI Operations LLC, Fieldcrest Cannon Financing, Inc., Fieldcrest Cannon Licensing, Inc., Fieldcrest Cannon Transportation, Inc., Fieldcrest Cannon, Inc., The Leshner Corporation, Opelika Industries, Inc., PTEX Holding Company, PTEX, Inc. and Tennessee Woolen Mills, Inc.

Preliminary Statement

By this Motion, Pillowtex seeks this Court’s approval to make an offer of settlement to the SEC, which would result in the institution and settlement of an administrative proceeding by and before the SEC for the limited purpose of revoking the registration of Pillowtex’s securities registered under Exchange Act Section 12, and to take such other and further actions as may be necessary to terminate its registration and reporting obligations under the Exchange Act (such actions collectively, the “Revocation”).

Subject to this Court’s approval pursuant to Bankruptcy Rule 9019(a), the Revocation would be effected as a compromise and settlement, which would in turn be approved pursuant to an administrative proceeding instituted by the SEC under Exchange Act Section 12(j). Because such an administrative proceeding would be brought to enforce the SEC’s “police or regulatory power,” Pillowtex believes that the SEC would not be prevented by the automatic stay from commencing such administrative proceeding on an adversarial basis pursuant to Section 362(b)(4) of the Bankruptcy Code.

Pillowtex understands that the Official Committee of Unsecured Creditors appointed herein supports the proposed Revocation.

Pillowtex is filing this Motion to seek the Court’s authorization to make an offer of settlement to the SEC pursuant to Bankruptcy Rule 9019(a), and to give interested parties herein notice and an opportunity to be heard on the matter.

Background

1. On July 30, 2003 (the “Petition Date”), Pillowtex, together with its affiliated debtors and debtors in possession, (collectively, the “Debtors”), filed voluntary petitions for reorganization under Chapter 11 of the Bankruptcy Code. The Debtors are continuing in the management and operation of their businesses and properties as debtors in possession pursuant to Sections 1107 and 1108 of the Bankruptcy Code. No trustee or examiner has been appointed herein. An official committee of unsecured creditors (the “Committee”) has been appointed pursuant to Section 1102(a) of the Bankruptcy Code.

2. The Court has jurisdiction over this matter pursuant to 28 U.S.C. §§ 157 and 1334(b). Venue is proper in this Court pursuant to 28 U.S.C. §§ 1408 and 1409(a).

3. The bases for the relief sought herein are Section 105(a) of title 11 of the United States Code (the “Bankruptcy Code”), and Rule 9019(a) of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”).

4. No previous motion for the relief requested herein has been made to this or any other court relative to this case.

Pillowtex Securities and Periodic Reporting

5. Pillowtex is a public corporation with issued and outstanding common stock that has been registered under Section 12(g) of the Exchange Act. Registration of Pillowtex’s common stock gives rise to certain periodic and other reporting obligations pursuant to Section 13(a) of the Exchange Act. At all times relevant to this Motion,

Pillowtex’s common stock has traded on the over-the-counter market (current symbol: PWTXQ.PK).

6. Pillowtex has been unable to complete in a cost-effective manner the work necessary to issue audited financial statements. In particular, at the time of the commencement of these Chapter 11 cases, Pillowtex and its auditors, KPMG LLP (“KPMG”) were engaged in a review of the Debtors’ prior financial statements. As disclosed by the Debtors in prior filings with the SEC, the pendency of such review prevented the Debtors from preparing subsequent financial statements and filing subsequent quarterly or annual reports. Also as previously disclosed, KPMG resigned as the Debtors’ auditors on August 16, 2004, further impeding the Debtors’ ability to file periodic reports. As a result, the Debtors have not filed such reports, including quarterly or annual reports on forms 10-Q and 10-K, subsequent to the annual period ending December 28, 2002.

SEC Compliance Demand

7. By letter to Pillowtex, dated June 8, 2005, the SEC asserted that Pillowtex was not in compliance with its periodic reporting obligations under Section 13(a) of the Exchange Act. The SEC’s June 8 letter stated that if Pillowtex did not come into compliance with such periodic reporting obligations, the SEC’s Division of Enforcement might, among other things, initiate an administrative proceeding to revoke Pillowtex’s registration with the SEC pursuant to Section 12(j) of the Exchange Act.

8. Pursuant to subsequent discussions between their respective counsel, the Staff of the SEC’s Division of Enforcement (the “Staff”) and Pillowtex have reached an agreement in principle, according to which (a) Pillowtex would make an Offer of Settlement to the SEC which, if accepted, would result in the entry of an order implementing the Revocation of the registrations of Pillowtex’s securities which are registered pursuant to Exchange Act Section 12 and (b) the Staff would recommend that the SEC accept the Offer of Settlement. Copies of the proposed Offer of Settlement and proposed Revocation Order are attached to this Motion as Exhibit A.

Relief Requested

9. By this Motion, Pillowtex respectfully requests that this Court enter an Order, substantially in the form attached hereto and filed herewith, (a) approving the Revocation, the form of the Offer of Settlement and the form of Revocation Order, (b) authorizing Pillowtex to make the Offer of Settlement consenting to the Revocation in the form provided and (c) authorizing Pillowtex to take such actions as may be required by the Staff or the SEC in furtherance of the Revocation.

Legal Basis for Relief Requested

10. Bankruptcy Rule 9019(a) allows for bankruptcy court approval of a settlement after notice and a hearing. Settlements and compromises are “a normal part of the process of reorganization,” Protective Comm. for Independent Stockholders of TMT Trailer Ferry, Inc. v. Anderson, 390 U.S. 414, 424 (1968), quoting Case v. Los Angeles Lumber Prods. Co., 308 U.S. 106, 130 (1939), and are strongly favored over litigation:

[P]ublic policy strongly favors pretrial settlement in all types of litigation because such cases, depending on their complexity, “can occupy a court’s docket for years on end, depleting the resources of parties and taxpayers while rendering meaningful relief increasingly elusive.”. . . Second, litigation costs are particularly burdensome on a bankrupt estate given the financial instability of the estate.

In re Munford, Inc., 97 F.3d 449, 455 (11th Cir. 1996), quoting In re U.S. Oil & Gas Litig., 967 F.2d 489, 493 (11th Cir. 1992); accord Hicks, Muse & Co. v. Brandt (In re Healthco Int’l, Inc.), 136 F.3d 45, 50 n.5 (1st Cir. 1998) (“[c]ompromises are favored in bankruptcy”); In re Drexel Burnham Lambert Group, Inc., 134 B.R. 499, 505 (Bankr. S.D.N.Y. 1991).

11. Under Bankruptcy Rule 9019(a), the approval of a compromise settlement is within the sound discretion of the bankruptcy court. See, e.g., Conn. Gen. Life Ins. Co. v. United Cos. Fin Corp. (In re Foster Mortgage Corp.), 68 F.3d 914, 917-18 (5th Cir. 1995); LaSalle Nat’l Bank v. Holland (In re Am. Reserve Corp.), 841 F.2d 159, 162 (7th Cir. 1987).

12. In approving a settlement, the court does not have to be convinced that the settlement is the best possible compromise. In re Coram Healthcare Corp., 315 B.R. 321, 330 (Bankr. D.Del. 2004). The court need only conclude that the compromise or settlement falls within the reasonable range of litigation possibilities. In re Penn Cent. Transp. Co., 596 F.2d 1102, 1114 (3d Cir. 1979). In that regard, the settlement need only be above “the lowest point in the range of reasonableness.” In re Pa. Truck Lines, 150

B.R. 595, 598 (E.D. Pa. 1992); see also In re Grant Broadcasting of Phila., Inc., 71 B.R. 390, 395–96 (Bankr. E.D. Pa. 1987).

13. Pillowtex submits that the Revocation is in the best interests of Pillowtex, its estate and creditors. Compliance with the SEC reporting requirements would require Pillowtex to prepare and issue costly audited financial statements in order to file quarterly or annual reports on forms 10-Q and 10-K. Pillowtex would not derive any corresponding material benefit from the preparation and filing of these reports. As a result, continued registration represents an unnecessary financial hardship.

14. A consensual Revocation process will permit Pillowtex to avoid the costs associated with litigating an adversary proceeding before the SEC under Section 12(j) of the Exchange Act. Pillowtex believes that such costs would be substantial. In addition, Pillowtex understands that actions of the SEC to revoke the Exchange Act registration of the Pillowtex’s public securities fall within the exception to the automatic stay provided under Section 362(b)(4) of the Bankruptcy Code. See SEC v. Brennan, 230 F.3d 65, 71 (2d Cir. 2000), quoting H.R. Rep. No. 95-595, at 343 (1977), reprinted in 1978 U.S.C.C.A.N. 6300. Accordingly, the automatic stay would not bar the Staff and the SEC from commencing administrative proceedings to effect the Revocation on an adversarial basis.

Notice

15. Notice of this Motion has been given to (a) the United States Trustee, (b) counsel to the Official Committee of Unsecured Creditors, (c) the Securities and

Exchange Commission and (d) the parties on the Rule 2002 Service List. In light of the nature of the relief requested, the Debtors submit that no further notice is required.

[SIGNATURE PAGE FOLLOWS]

WHEREFORE, Pillowtex respectfully requests that this Court enter an order, substantially in the form annexed hereto, (a) approving the Revocation, the form of Offer of Settlement and the form of Revocation Order, (b) authorizing Pillowtex to make the Offer of Settlement consenting to the Revocation and to take all such actions as are necessary to submit and implement the Offer of Settlement, (c) authorizing Pillowtex to take such actions as may be required by the Staff or the SEC in furtherance of the Revocation and (d) granting such other relief as this Court deems just and proper.

Dated: Wilmington, Delaware January 6, 2006	Respectfully submitted,

MORRIS, NICHOLS, ARSHT & TUNNELL

William H. Sudell, Jr. (No. 463) Gilbert R. Saydah (No. 4304) 1201 North Market Street Post Office Box 1347 Wilmington, Delaware 19899-1347 Telephone: (302) 658-9200 Facsimile: (302) 658-3989

and

DEBEVOISE & PLIMPTON LLP Michael E. Wiles Richard F. Hahn 919 Third Avenue New York, New York 10022 Telephone: (212) 909-6000 Facsimile: (212) 909-6836

Co-Counsel to Debtors

IN THE UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

)

In re:	)	Jointly Administered Case No. 03-12339 (PJW)
)

PILLOWTEX CORPORATION, et al.,[1]	)

	)	Chapter 11

Debtors.	)

	)	RE: DOCKET # _____________

)

ORDER AUTHORIZING PILLOWTEX TO MAKE SETTLEMENT

OFFER TO SECURITIES AND EXCHANGE COMMISSION

Upon Pillowtex’s Motion for an Order Authorizing Pillowtex to Make Settlement Offer to Securities and Exchange Commission (the “Motion”)2; and due and proper notice of the Motion having been given; and after due deliberation, and sufficient cause appearing therefore, it is hereby

ORDERED, that the Motion is granted; and it is further

ORDERED, that Pillowtex is authorized to submit to the Securities and Exchange Commission (the “SEC”) the Offer of Settlement, in the form attached to the Motion, by which it would agree to the institution and settlement of an administrative proceeding

1	In addition to Pillowtex Corporation, the other debtors are Beacon Manufacturing Company, Encee, Inc., FC Online, Inc., FCC Canada, Inc., FCI Corporate LLC, FCI Operations LLC, Fieldcrest Cannon Financing, Inc., Fieldcrest Cannon Licensing, Inc., Fieldcrest Cannon Transportation, Inc., Fieldcrest Cannon, Inc., The Leshner Corporation, Opelika Industries, Inc., PTEX Holding Company, PTEX, Inc. and Tennessee Woolen Mills, Inc.

2	Capitalized terms used without definition in this Order have the meanings assigned to them in the Motion.

before the SEC for the limited purpose of revoking the registration of all classes of its securities registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to take such other and further actions as may be necessary or required by the Staff of the SEC’s Division of Enforcement or the SEC to revoke its registration and terminate its reporting obligations with respect to such securities (such actions collectively, the “Revocation”); and it is further

ORDERED, that the form of Offer of Settlement and the form of Revocation Order attached as exhibits to the Motion are approved in all respects; and it is further

ORDERED, that this Court retains jurisdiction with respect to all matters arising out of or related to this Order.

Dated:	Wilmington, Delaware
_______________, 2006

Honorable Peter J. Walsh United States Bankruptcy Judge

2

UNITED STATES OF AMERICA

Before the

SECURITIES AND EXCHANGE COMMISSION

SECURITIES EXCHANGE ACT OF 1934

Release No.

ADMINISTRATIVE PROCEEDING

File No.

In the Matter of PILLOWTEX CORPORATION, Respondent.	OFFER OF SETTLEMENT OF PILLOWTEX CORPORATION

I.

Pillowtex Corporation (“Pillowtex” or “Respondent”), pursuant to Rule 240(a) of the Rules of Practice of the Securities and Exchange Commission (“Commission”) [17 C.F.R. § 201.240(a)] submits this Offer of Settlement (“Offer”) in anticipation of proceedings to be instituted against it by the Commission, pursuant to Section 12(j) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

II.

This Offer is submitted solely for the purpose of settling these proceedings, with the express understanding that it will not be used in any way in these or any other proceedings, unless the Offer is accepted by the Commission. If the Offer is not accepted by the Commission, the Offer is withdrawn without prejudice to Respondent and shall not become a part of the record in these or any other proceedings, except for the waiver expressed in Section V with respect to Rule 240(c)(5) of the Commission’s Rules of Practice [17 C.F.R. § 201.240(c)(5)].

III.

On the basis of the foregoing, the Respondent hereby:

A. Admits the jurisdiction of the Commission over it and over the matters set forth in the Order Instituting Proceedings, Making Findings, and Revoking Registration of Securities Pursuant to Section 12(j) of the Securities Exchange Act of 1934 (“Order”);

B. Solely for the purpose of these proceedings and any other proceedings brought by or on behalf of the Commission or in which the Commission is a party, prior to a hearing pursuant to the Commission’s Rules of Practice, 17 C.F.R. § 201.1 et seq., and without admitting or denying the findings contained in the Order, except as to the Commission’s jurisdiction over it and the subject matter of these proceedings, which are admitted, Respondent consents to the entry of an Order by the Commission containing the following findings and order set forth below:

1. Pillowtex (CIK No. 896265) is a Delaware corporation based in Kannapolis, North Carolina. At all times relevant to this proceeding, the common stock of Pillowtex has been registered under Exchange Act Section 12(g). As of December 23, 2005, the common stock was quoted on the Pink Sheets (current symbol: PWTXQ). The Respondent and its direct and indirect subsidiaries filed Chapter 11 bankruptcy cases on July 30, 2003.

2. Pillowtex has failed to comply with Exchange Act Section 13(a) and Rules 13a-1 and 13a-13 thereunder while its common stock was registered with the Commission, in that it has not filed quarterly or annual reports on forms 10-Q and 10-K subsequent to the annual period ended December 28, 2002.

IV.

Section 12(j) of the Exchange Act provides as follows:

The Commission is authorized, by order, as it deems necessary or appropriate for the protection of investors to deny, to suspend the effective date of, to suspend for a period not exceeding twelve months, or to revoke the registration of a security, if the Commission finds, on the record after notice and opportunity for hearing, that the issuer of such security has failed to comply with any provision of this title or the rules and regulations thereunder. No member of a national securities exchange, broker, or dealer shall make use of the mails or any means or instrumentality of interstate commerce to effect any transaction in, or to induce the purchase or sale of, any security the registration of which has been and is suspended or revoked pursuant to the preceding sentence.

On the basis of the foregoing, Respondent hereby consents to the entry of an Order by the Commission that:

Pursuant to Section 12(j) of the Exchange Act, revokes registration of each class of Respondent’s securities registered pursuant to Section 12 of the Exchange Act.

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V.

By submitting this Offer, Respondent hereby acknowledges its waiver of those rights specified in Rules 240(c)(4) and (5) [17 C.F.R. §201.240(c)(4) and (5)] of the Commission’s Rules of Practice. Respondent also hereby waives service of the Order.

VI.

Respondent understands and agrees to comply with the Commission’s policy “not to permit a defendant or respondent to consent to a judgment or order that imposes a sanction while denying the allegations in the complaint or order for proceedings.” 17 C.F.R. §202.5(e). In compliance with this policy, Respondent agrees: (i) not to take any action or to make or permit to be made any public statement denying, directly or indirectly, any finding in the Order or creating the impression that the Order is without factual basis; and (ii) that upon the filing of this Offer of Settlement, Respondent hereby withdraws any papers previously filed in this proceeding to the extent that they deny, directly or indirectly, any finding in the Order. If Respondent breaches this agreement, the Division of Enforcement may petition the Commission to vacate the Order and restore this proceeding to its active docket. Nothing in this provision affects Respondent’s: (i) testimonial obligations; or (ii) right to take legal or factual positions in litigation or other legal proceedings in which the Commission is not a party.

VII.

Consistent with the provisions of 17 C.F.R. § 202.5(f), Respondent waives any claim of Double Jeopardy based upon the settlement of this proceeding, including the imposition of any remedy or civil penalty herein.

VIII.

Respondent hereby waives any rights under the Equal Access to Justice Act, the Small Business Regulatory Enforcement Fairness Act of 1996 or any other provision of law to seek from the United States of America, or any agency, or any official of the United States of America acting in his or her official capacity, directly or indirectly, reimbursement of attorney’s fees or other fees, expenses or costs expended by Respondent to defend against this action. For these purposes, Respondent agrees that Respondent is not the prevailing party in this action since the parties have reached a good faith settlement.

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IX.

Respondent states that it has read and understands the foregoing Offer, that this Offer is made voluntarily, and that no promises, offers, threats, or inducements of any kind or nature whatsoever have been made by the Commission or any member, officer, employee, agent, or representative of the Commission in consideration of this Offer or otherwise to induce it to submit to this Offer.

PILLOWTEX CORPORATION

By
John F. Sterling
Vice President and General Counsel

I declare under penalty of perjury that the foregoing is true and correct. Executed on                     , 2006.

John F. Sterling

4

UNITED STATES OF AMERICA

Before the

SECURITIES AND EXCHANGE COMMISSION

SECURITIES EXCHANGE ACT OF 1934

Release No.

ADMINISTRATIVE PROCEEDING

File No.

In the Matter of PILLOWTEX CORPORATION, Respondent.	ORDER INSTITUTING PROCEEDINGS, MAKING FINDINGS, AND REVOKING REGISTRATION OF SECURITIES PURSUANT TO SECTION 12(j) OF THE SECURITIES EXCHANGE ACT OF 1934

I.

The Securities and Exchange Commission (“Commission”) deems it necessary and appropriate for the protection of investors that proceedings be, and hereby are, instituted pursuant to Section 12(j) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), against Pillowtex Corporation (“Pillowtex” or “Respondent”).

II.

In anticipation of the institution of these proceedings, Respondent has submitted an Offer of Settlement (the “Offer”) which the Commission has determined to accept. Solely for the purpose of these proceedings and any other proceedings brought by or on behalf of the Commission, or to which the Commission is a party and without admitting or denying the findings herein, except as to the Commission’s jurisdiction over it and the subject matter of these proceedings, Respondent consents to the entry of this Order Instituting Proceedings, Making Findings, and Revoking Registration of Securities Pursuant to Section 12(j) of the Securities Exchange Act of 1934 (“Order”), as set forth below.

III.

On the basis of the foregoing, the Commission finds that:

1. Pillowtex (CIK No. 896265) is a Delaware corporation based in Kannapolis, North Carolina. At all times relevant to this proceeding, the common stock of Pillowtex has been registered under Exchange Act Section 12(g). As of December 23, 2005, the

common stock was quoted on the Pink Sheets (current symbol: PWTXQ). The Respondent and its direct and indirect subsidiaries filed Chapter 11 bankruptcy cases on July 30, 2003.

2. Pillowtex has failed to comply with Exchange Act Section 13(a) and Rules 13a-1 and 13a-13 thereunder while its common stock was registered with the Commission, in that it has not filed quarterly or annual reports on forms 10-Q and 10-K subsequent to the annual period ended December 28, 2002.

IV.

Section 12(j) of the Exchange Act provides as follows:

The Commission is authorized, by order, as it deems necessary or appropriate for the protection of investors to deny, to suspend the effective date of, to suspend for a period not exceeding twelve months, or to revoke the registration of a security, if the Commission finds, on the record after notice and opportunity for hearing, that the issuer of such security has failed to comply with any provision of this title or the rules and regulations thereunder. No member of a national securities exchange, broker, or dealer shall make use of the mails or any means or instrumentality of interstate commerce to effect any transaction in, or to induce the purchase or sale of, any security the registration of which has been and is suspended or revoked pursuant to the preceding sentence.

In view of the foregoing, the Commission finds that it is necessary and appropriate for the protection of investors to impose the sanction specified in Respondent’s Offer.

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Accordingly, it is hereby ORDERED, pursuant to Section 12(j) of the Exchange Act, that registration of each class of Respondent’s securities registered pursuant to Section 12 of the Exchange Act be, and hereby is, revoked.

By the Commission.

Jonathan G. Katz
Secretary

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